Attacking Bladder Cancer for a Better Tomorrow™

Disclaimer and Forward-Looking Statements We caution you that this presentation contains forward-looking statements about us and our industry. All statements other than statements of historical facts contained in this presentation, including statements regarding our future results of operations and financial position, business strategy, research and development plans, the anticipated timing, costs, design and conduct of our ongoing and planned clinical trials and preclinical studies for cretostimogene and any future product candidates, the timing and likelihood of regulatory filings and approvals for cretostimogene and any future product candidates, our ability to commercialize cretostimogene and any future product candidates, if approved, the pricing and reimbursement of cretostimogene and any future product candidates, if approved, the potential to develop future product candidates, the potential benefits of strategic collaborations and potential to enter into any future strategic arrangements, the timing and likelihood of success, plans and objectives of management for future operations, and future results of anticipated product development efforts, are forward-looking statements. These statements involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these terms or other similar expressions. The inclusion of forward-looking statements should not be regarded as a representation by us that any of our plans will be achieved. Actual results may differ from those set forth in this presentation due to the risks and uncertainties inherent in our business, including, without limitation: we currently depend entirely on the success of cretostimogene, which is our only product candidate and is based on a novel approach to the treatment of cancer; potential delays in the commencement, enrollment, and completion of clinical trials and preclinical studies; results from earlier clinical trials and preclinical studies not necessarily being predictive of future results; unfavorable results from clinical trials; unexpected adverse side effects or inadequate efficacy of cretostimogene that may limit its development, regulatory approval, and/or commercialization; preliminary or interim data results are not necessarily indicative of final results and one or more of the clinical outcomes may materially change as patient enrollment continues, following more comprehensive reviews of the data and more patient data become available; our dependence on third parties in connection with manufacturing, shipping and clinical and preclinical testing; regulatory developments in the United States and foreign countries; our ability to obtain, maintain and enforce intellectual property protection for cretostimogene; we may use our capital resources sooner than we expect; we face significant competition; and other risks described in our filings with the SEC, including under the heading “Risk Factors” in our annual report on Form 10-K, our quarterly Form 10-Q and any subsequent filings with the SEC. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation, and except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise. All forward-looking statements are qualified in their entirety by this cautionary statement, which is made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and growth and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions, and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk. These and other factors could cause results to differ materially from those expressed in the estimates made by the independent parties and by us. This presentation concerns products that are under clinical investigation and which have not yet been approved for marketing by the U.S. Food and Drug Administration. It is currently limited by federal law to investigational use, and no representation is made as to its safety or effectiveness for the purposes for which it is being investigated. Cretostimogene grenadenorepvec is an investigational engineered oncolytic immunotherapy (OIT). It is an investigational drug and is not approved by any regulatory agency. Its safety and efficacy has not been established. In BCG-unresponsive, Non-Muscle Invasive Bladder Cancer (NMIBC), cretostimogene has shown clinical benefit and has been generally well-tolerated as both a monotherapy and in combination with other therapies in clinical trials. Trade names, trademarks and service marks of other companies appearing in this presentation are the property of their respective owners. Solely for convenience, the trademarks and trade names referred to in this presentation appear without the ® and ™ symbols, but those references are not intended to indicate, in any way, that we will not assert, to the fullest extent under applicable law, our rights, or that the applicable owner will not assert its rights to these trademarks and tradenames.

The Promise of Cretostimogene

Potential Best-in-Disease Durability and Efficacy

- **BOND-003 Cohort C** (HR BCG UR CIS only)[1]:
  - **76% CR** anytime
  - **46.4%** (12-mo)
  - **41.8%** (24-mo)
- **BOND-003 Cohort P** (HR BCG UR Ta/T1 Disease)[2]
  - **95.7%** (3-mo) **HG-EFS**
  - **84.6%** (6-mo)
  - **80.4%** (9-mo)
- **CORE-008 Cohort A** (HR BCG Naïve CIS)[2]
  - **88% CR** anytime

Potential Best-in-Disease Safety/Tolerability

- **Favorable safety** & tolerable profile
- **0 Grade ≥ 3 TRAEs or deaths reported**
- Most AEs were **Grade 1-2**

Regulatory & Commercial Readiness

- Granted **Breakthrough Therapy & Fast Track** designations
- Current capacity: **40-50k vials/year**, **10x scale-up** process to support future indications underway
- **Pre-launch activities ongoing** - MSLs/HSDs, site / payor engagement
- Administered like BCG, **seamlessly integrating into established clinical workflows** without re-training
- Physicians in **top key accounts treat >70% of NMIBC** patients by volume

Dual MOA designed to **selectively** drive **tumor killing** & trigger **durable anti-tumor immune response** resulting in potential for **best-in-disease profile across a broad range of NMIBC patients**

TRAEs = Treatment-related adverse events; HR = high-risk; NMIBC = Non-muscle invasive bladder cancer; MSL = Medical science liaison; HSD = Health system directors; MOA = Mechanism of action
1. Ph 3 registrational study in HR BCG-unresponsive NMIBC CIS 2. Data presented at SUO Annual Meeting Dec 2025, data as of September 1, 2025

CG ONCOLOGY 3

Comprehensive Programs in High-Risk and Intermediate-Risk NMIBC Addressing a Multi-Billion Dollar Market Opportunity

COMPOUND/INDICATION	PHASE 1	PHASE 2	PHASE 3	MILESTONES
Cretostimogene Monotherapy High-Risk BCG-Unresponsive NMIBC (BOND-003 Cohort C)[1]				**BOND-003 Cohort C long-term data expected 2026**
Cretostimogene Monotherapy High-Risk BCG-Unresponsive NMIBC (BOND-003 Cohort P)[2]				**BOND-003 Cohort P data presented at SUO 2025**
Cretostimogene Monotherapy Intermediate-Risk NMIBC (PIVOT-006)				**PIVOT-006 topline data expected 1H'26**
Cretostimogene Monotherapy High-Risk BCG-Naïve NMIBC (CORE-008 Cohort A)				**CORE-008 Cohort A updated results expected 2H'26**
Cretostimogene Monotherapy High-Risk BCG-Exposed NMIBC (CORE-008 Cohort B)				**CORE-008 Cohort B initiated 2H'25, data expected 2026**
Cretostimogene + Gemcitabine High-Risk BCG-Exposed NMIBC (CORE-008 Cohort CX)				**CORE-008 Cohort CX data expected 1H'26**
Cretostimogene + Pembrolizumab High-Risk BCG-Unresponsive NMIBC (CORE-001)				**CORE-001 24-month data presented at ASCO 2024**

[1] Patients with carcinoma in situ, with or without high-grade Ta/T1 disease. [2] Patients with high-grade Ta/T1. Cohort P is a Phase 2 cohort of BOND-003 and currently not intended for regulatory approval. Notes: Timing and achievement of milestone events are based on Company estimates and subject to risks and uncertainties. Actual results may be materially different than projected.

CG ONCOLOGY 4

Cretostimogene’s Dual Mechanism of Action: Selective Tumor Killing Triggers Durable Anti-Tumor Immune Response Progeny viruses are released and enter new cancer cells Cretostimogene stimulates cytokine and antigen release 1a 1b Attacking Bladder Cancer for a Better Tomorrow™ Cancer Cell Creto Progeny Tumor Antigens GM-CSF Cretostimogene selectively replicates in and kills cancer cells 1 T-Cell Immune cells attack and kill additional cancer cells 2 Oncolytic Immunotherapy

Bladder wall Lamina Propria Inner Muscle Deep Muscle Inside of the bladder wall Outside of the bladder wall Carcinoma in Situ (CIS) Non-Invasive Papillary Carcinoma Tumor Invades Connective Tissue Tumor Invades Deep Muscle Tumor Invades Perivesical Tissue Tumor Invades Adjacent Tissue and Organs Tumor Invades Superficial Muscle CIS Ta T1 T2b T3 T4 T2a Muscle Invasive Bladder Cancer MIBC New bladder cancer cases for 60,892 new patients 20,297 new patients ~75% of Newly Diagnosed Bladder Cancer Cases are NMIBC ~25% of Newly Diagnosed Bladder Cancer Cases are MIBC Cancer of the Urinary Bladder - Cancer Stat Facts. SEER. Chang et al 2016. J Urol. 196:1021-1029. NMIBC Represents a Multi-Billion Dollar Market Opportunity in Bladder Cancer 6 Non-Muscle Invasive Bladder Cancer NMIBC

Patient Journey 2 Testing Work-up may include cystoscopy, urine cytology, and imaging (CT scan, MRI) 1 Symptoms Patient presents to primary care and/or urologist with symptoms (hematuria, urinary frequency) 3 TURBT1 TURBT, followed by tumor staging and grading Ongoing Treatment Require surveillance and/or treatment every 3 to 6 months for 2 to 5 years NMIBC Suspicion of Cancer 4 Perioperative Chemotherapy Low-Risk TURBT Note: Per NCCN guidelines, management of High-Risk NMIBC involves cystoscopy (Q3M for Year 1-2, Q6M for Year 3-5), upper tract imaging (baseline imaging and at Year 1, Q1-2Y for Year 3-5), abdomen/pelvis imaging (baseline imaging and as clinically indicated), and urine cytology (Q3M for Year 1-2, Q6M for Year 3-5). Biopsy is conducted during staging and for confirmation of disease when urine cytology is positive or presence of suspicious lesions. Intravesical BCG (Induction ± Maintenance) High-Risk Cystectomy *Quality of life implications Intravesical Chemotherapy Cystectomy Pembrolizumab, Nadofaragene, N-803 + BCG Perioperative Chemotherapy Intermediate-Risk Intravesical BCG2 Repeat TURBT 7 1 TURBT = Transurethral Resection of Bladder Tumor. 2 Due to BCG shortage, NCCN guidelines no longer recommend BCG therapy for Intermediate-Risk patients.

Cretostimogene is Intravesically Administered into the Bladder, Similar to Standard-of-Care BCG Therapy Which Urology Practices Perform Regularly



GAG Layer
Tumor
Standard Catheter
Cretostimogene

Procedure Can Be Prepared and Administered By:
Medical Assistant, Nurse, Nurse Practitioner, Physician Assistant, or Urologist

DDM	~15 minutes
Cretostimogene	~45 to 60 minutes

BCG = Bacillus Calmette Guerin. DDM = n-Dodecyl β-D-maltoside. GAG = glycosaminoglycan.

8

NMIBC (75%) Intermediate-Risk (30%) High-Risk (40%) BCG-Exposed BCG-Unresponsive BOND-003 Ph 3 Monotherapy Cohort C and Cohort P Cretostimogene Programs Across High-Risk & Intermediate-Risk NMIBC Address More Than 70% of NMIBC Market Potential Note: CORE-001, CORE-008 Cohort B, and PIVOT-006 are in partnership with SUO-CTC. 1 CORE-008 is a multi-cohort study evaluating cretostimogene in High-Risk NMIBC. NMIBC = Non-muscle invasive bladder cancer CORE-0081 Cohort B PIVOT-006 Ph 3 Monotherapy CORE-0081 Cohort A CORE-0081 Cohort CX BCG-Naïve CORE-001 Ph 2 Checkpoint Combo 85K+ Bladder Cancer (U.S. Incidence) 730K+ Bladder Cancer (U.S. Prevalence) 75% NMIBC 9

BOND-003

Phase 3 Cretostimogene Monotherapy for High-Risk (HR) BCG-Unresponsive NMIBC (NCT04452591)

HR BCG-Unresponsive NMIBC	Cretostimogene Single-Arm, Open-Label, Intravesical Administration	CR at Any Time (CIS) EFS (Ta/T1)

Trial Design

- Pathologically confirmed HR BCG-Unresponsive NMIBC CIS or HG Ta/T1
- Have all Ta/T1 disease resected prior to treatment
- Trial designed to be compliant with 2018 FDA guidance
- Mandatory bladder mapping at 12-months[2]

Study Design / Regimen

- Cohort C = HR BCG-unresponsive NMIBC CIS with or without Ta/T1 (n=112)
  - Induction course = Weekly x 6 ($1x10^{12}$ vp/mL)
  - Second induction course[1] = Weekly x 6 ($1x10^{12}$ vp/mL) for non-responders
  - Maintenance courses = Weekly x 3 ($1x10^{12}$ vp/mL) for complete responders every 3 months for first 12 months, every 6 months for next 24 months
- Cohort P = HR BCG-unresponsive NMIBC HG Ta/T1 without CIS (n=54)
  - Same as Cohort C

Additional Endpoints

- Cohort C
  - DoR
  - CR at 12 months
  - PFS
- Cohort P
  - RFS
  - PFS

RFS = recurrence free survival. PFS = progression free survival

Note: Patients undergo urine cytology and cystoscopy every 3 months for first 2 years, as well as mandatory bladder mapping at month 12.

[1] Second induction course of weekly x 6 for non-responders at month 3. [2] All patients required to undergo mandatory, systematic bladder mapping of 5 locations, biopsy of the prostatic urethra, and upper tract imaging to confirm CR.

CG ONCOLOGY 10

BOND-003
Cohort C

Cretostimogene Demonstrated Favorable Efficacy and Best-in-Disease Durability Data in NMIBC


Overall Complete Response
75.5%
(95% CI, 66.3% - 83.2%)
Overall CR Rate (%)
100
75
50
25
0
CR
(n=83)
(n=110)

CR Landmark Analysis	CR Rate, % (95% CI)	CR by K-M Est, % (95% CI)
12-month	**46.4%** (36.8-56.2) *51 out of 110 patients*	**50.7%** (40.9, 59.8)
24-month	**41.8%** (32.5, 51.6)[1] *46 out of 110 patients*	**42.4%** (32.7-51.7%)

- 96.4% of all treated patients free from progression to MIBC at 24 months
- 83.6% of responders avoided radical cystectomy by Month 24
  - Among RCs, 83.3% (15/18) were T0 or NMIBC
- All complete responses have been centrally confirmed[2]

Efficacy data cutoff as of June 23, 2025. Efficacy analysis are centrally confirmed. All patients have active disease at baseline prior to enrollment. Received adequate BCG per FDA 2018 guidance.
[1] Based on centrally confirmed responders who have reached 24-month evaluation timepoint.All 9 ongoing CRs remained in response at the 24-month assessment, as well as 3 additional patients confirmed to be in CR at Month 24 after further follow-up and central pathologic adjudication.[2] A CR is defined as having a negative cystoscopy, a negative urine cytology, and a negative biopsy. In addition, all patients at 12-month timepoint undergo mandatory, systematic bladder mapping of 5 locations, biopsy of the prostatic urethra, and upper tract imaging to confirm CR and detect potential occult disease in the bladder.

CG ONCOLOGY 11

Cretostimogene Has Delivered Best-in-Disease Complete Response (CR) Rate at 24 Months Cretostimogene demonstrated best-in-disease long-term DoR compared to approved drugs1 in NMIBC with 41.8% of patients in CR at 24 months 90% of patients in CR at 12 months maintained in CR at 24 months No grade 3+ TRAEs – best-in-disease safety and tolerability profile BOND-003 Cohort C c Complete Response (CR) at 24-Month Compared to approved drugs with publicly available observed 24-Month CR data Note: These data are not based on head-to-head or comparator studies. Differences exist between study designs and subject characteristics, and caution should be exercised when comparing data across studies. From published data. (46/110) (19/77) (20/103) (9/96)

CIS with or without Ta/T1

Cretostimogene is Well Positioned as Backbone Therapy in NMIBC with Best-in-Disease Durability & Safety in HR BCG-UR[1]

Trial (Status)	BOND-003 COHORT C (Ph3 Ongoing)	SunRISe-1 (Approved)	QUILT 3.032 (Approved)	NCT02773849 (Approved)	KEYNOTE-057 (Approved)
Drug	Cretostimogene	TAR-200	N-803 + BCG	Nadofaragene	Pembrolizumab
Mechanism	Oncolytic Immunotherapy	Gemcitabine via In-Dwelling Device	IL-15 Superagonist + BCG combo	Gene Therapy Secreting IFN	Checkpoint Inhibitor
RoA	Intravesical	Transurethral Procedure	Intravesical	Intravesical	Intravenous
Efficacy Population	110	83	77	98	96
CR at Any Time	**75.5% (83/110)** *[95% CI: 66% - 83%]*	82.4% (70/83) *[95% CI: 73% - 90%]*	62.3% (48/77) *[95% CI: 51% - 73%]*	51.0% (50/98)[5] *[95% CI: 41% - 61%]*	40.6% (39/96) *[95% CI: 31% - 51%]*
CR at 12 Mo	**46.4% (51/110)** *[95% CI: 37% - 56%]*	K-M: 45.9% (39/83)	36.4% (28/77)[4]	24.3% (25/103)	18.8% (18/96)
CR at 24 Mo	***41.8% (46/110)***[2] *[95% CI: 33% - 52%]*	Not Reported	24.7% (19/77)[4]	19.4% (20/103)	9.4% (9/96)[6]
12M DOR	**K-M: 64.2%** *[95% CI: 52% - 74%]*	Observed: 52.9% K-M: 56.2%	58%	46%	46%
24M DOR	**K-M: 60.1%** *[95% CI: 48% - 70%]*	K-M: 51.8%	40%	Not Reported	Not Reported
Free from Progression to MIBC	**96.4% at 24 month**	94.3%	100%	94%	89%
Cystectomy Free Survival	**88.2% at 12 month 81.3% at 24 month[3]**	86.6% at 12 month[3]	59%[3]	64% at 24-month	84%
Median Time to AE Resolution	**1 Day**	3.1 weeks	Not Reported	Not Reported	Not Reported
Grade 3+ TRAE	**0%**	13%	Not reported; 16% SAE	4%	13%
TR discontinuation	**0%**	3.5%	7%	3%	11%

[1] These data are not based on head-to-head or comparator studies. Differences exist between study designs and subject characteristics, and caution should be exercised when comparing data across studies. From published data. [2] All 9 ongoing CRs remained in response at the 24-month assessment, as well as 3 additional patients confirmed to be in CR at Month 24 after further follow-up and central pathologic adjudication.. [3] CFS in responders. [4] Derived from ANKTIVA® plus BCG Package Insert (April 2024) using DOR ≥ 12 months and DOR ≥ 24 months to estimate 12 months and 24 months landmark CR rate. [5] ADSTILADRIN® Package Insert (December 2022) and Summary Basis for Regulatory Action. [6] Derived from GU ASCO 2021, Balar et al presentation DOR ≥ 24 months to estimate 24-months landmark CR.

References: Merck: (FDA & ODAC presentation slides, NDA/BLA# 125514s-066 for pembrolizumab (https://www.fda.gov/media/133956/download), Balar, AB et al. Lancet Onc. Epub ahead of print. 2021 May 26.; 2021 ASCO GU presentation); FerGene: (Boorjian et al. Lancet Oncol. 2021 Jan;22(1):107-117. Epub 2020 Nov 27) (Narayan et al. Journal of Urology. April 2024 doi:10.1097/JU.0000000000004020). ImmunityBio (ANKTIVA® plus BCG Package Insert; FDA Approval Letter). Janssen (SunRISe-1 – ESMO 2024; Daneshmand et al, Journal of Clinical Oncology, July 24, 2025). CG Oncology (BOND-003 – SUO 2024 and NE AUA 2025; CORE-001 – ASCO 2024).

CG ONCOLOGY 13

Cretostimogene Demonstrates Promising Early HG-EFS in High-Risk, Papillary-Only BCG-Unresponsive NMIBC BOND-003 Cohort P HG Event-Free Survival (%) Time from First Treatment or Re-induction (Weeks) Median follow-up was 6.0 months 8 patients were reinduced Consistent and high HG-EFS for both HG Ta and HG T1 patients No patients underwent RC and no treatment-related progression Efficacy data cutoff as of September 1, 2025.

Papillary Disease (HG Ta/T1)

Cretostimogene is Well Positioned in HR BCG-UR NMIBC with HG Ta/T1 with Potentially Best-in-Disease EFS Endpoint[1]

Trial (Status)	BOND-003 COHORT P (Ph3 Ongoing)[1]	SunRISe-1[2]	QUILT 3.032[3]	NCT02773849[4,5]	KEYNOTE-057[6]
Drug	Cretostimogene	TAR-200	N-803 + BCG	Nadofaragene	Pembrolizumab
Mechanism	Oncolytic Immunotherapy	Gemcitabine via In-Dwelling Device	IL-15 Superagonist + BCG combo	Gene Therapy Secreting IFN	Checkpoint Inhibitor
RoA	Intravesical	Transurethral Procedure	Intravesical	Intravesical	Intravenous
Efficacy Population	N=54	N=52	N=72	N=50	N=132
EFS/DFS/HG-RFS					
3 month	**95.7 [95% CI: 83.8, 98.9]**	Not Reported	92.8% [95% CI]*	72.9 [95% CI: 58.2-84.7]	87.7 [95% CI: 80.7-92.3]
6 month	**84.6 [95% CI: 68.6, 92.9]**	85.3 [95% CI: 71.6-92.7]	75.9% [95% CI]*	62.5 [95% CI: 47.4-76.0]	53.1 [95% CI: 44.1-61.2]
9 month	**80.4 [95% CI: 62.3, 90.4]**	81.1 [95% CI: 66.7- 89.7]	Not Reported	58.3 [95% CI: 43.2–72.4]	Not Reported
12 month	**Not Yet Reached**	74.3% [95% CI: 59.2-84.6]	55.4 [95% CI: 42.0-66.8]	43.8 [95% CI: 29.5-58.8]	43.5 [95% CI: 34.9-51.9]
24 month	**Not Yet Reached**	Not Reported	48.3 [95% CI: 34.5-60.7]	33.3 [95% CI: 20.4-48.4]	34.9 [95% CI: 26.4-43.4]
Safety					
Grade 3+ TRAE	**0 (0%)**	13.5%	Not Reported	4%	14%
TR discontinuation	**0 (0%)**	7.7%	7%	3%	11%
SAEs	**0 (0%)**	5.8% including sepsis, spinal fracture (procedure related), and UTI	16%**	11%	13%

Note: These data are not based on head-to-head or comparator studies. Differences exist between study designs and subject characteristics, and caution should be exercised when comparing data across studies.

1. SUO 2025 Annual Meeting; 2. JCO - https://doi.org/10.1200/JCO-25-01651 Phase IIb SunRISe-1 study and SUO 2025 Annual Meeting presentation ; 3. Chamie K, et al. NEJM Evid. 2023; 2(1):EVIDoa2200167 *estimated from subsequent landmark reports; **SAEs are combined across multiple cohorts as listed in package insert; 4. Boorjian S, et al. Lancet Oncology. 2021; 22(1):107-117. 5. Narayan VM, et al. J Urol. 2024;212(1):74-86; 6. Necchi A, et al. Lancet Oncology. 2024; 25(6):720-730.

CG ONCOLOGY 15

PIVOT-006

Phase 3 Adjuvant Cretostimogene for Intermediate-Risk NMIBC, Enrollment Completed Ahead of Schedule in Broad Population of IR NMIBC Patients

Intermediate-Risk (IR) NMIBC (Enrollment Completed)	Cretostimogene vs Surveillance/TURBT Randomized (1:1), Two Arms, Open-Label (n=364)	**Primary Endpoint:** RFS Rate

Population

- Pathologically confirmed IR NMIBC per AUA/SUO Guidelines
  - Recurrent LG Ta < 12mo
  - Solitary LG Ta > 3cm
  - LG Ta multifocal
  - HG Ta ≤ 3cm
  - LG T1
- All disease removed by TURBT at baseline

Study Design / Regimen

- Arm A = Cretostimogene following TURBT
  - Induction course = Weekly x 6 ($1x10^{12}$ vp/mL)
  - Maintenance courses[1] = Weekly x 3 ($1x10^{12}$ vp/mL) for complete responders
- Arm B = Surveillance following TURBT
  - Patients with disease recurrence eligible to receive cretostimogene

Additional Endpoints

- RFS at 12-month and 24-month
- PFS
- Safety

RFS = recurrence free survival. PFS = progression free survival.
Note: Patients undergo urine cytology and cystoscopy every 3 months for first 2 years; mandatory, site-directed biopsy at month 12.
[1] Maintenance course for complete responders weekly x 3 at month 3 and month 6, and once every 3 months at month 9 and month 12.

BCAN SUO CG ONCOLOGY

16

Intermediate-Risk Landscape

Cretostimogene's Potential for First-in-Class Adjuvant Therapy in IR NMIBC

	Cretostimogene*	TAR-210	UGN-102 (approved)
IR NMIBC LG Newly Diagnosed	●	✕	●
IR NMIBC LG Recurrent	●	●	●
IR NMIBC HG Ta <3cm	●	✕	✕
Adjuvant	●	●	✕

Cretostimogene*
- Includes: All LG & HG <u><</u>3cm
- Potential for first IR adjuvant therapy



50K[1]
Pts (US TAM)

- Recurrent LG Ta<12mo
- Solitary LG Ta>3cm
- LG Ta multifocal
- LG T1
- HG Ta≤3cm

TAR-210
- Excludes: HG Ta ≤3cm
- Excludes FGFR wildtype mutations



UGN-102 (approved)
- Excludes: HG Ta ≤3cm
- Excludes de novo LG
- Pre-TURBT which requires changes to clinical practice



*Cretostimogene has the potential to address a broad range of NMIBC patients, PIVOT-006 is the first Phase 3 randomized trial in this patient population, encompassing the broadest range of patient types per AUA/SUO Guidelines including HG Ta solitary lesions <3cm. Cretostimogene is an investigational candidate, and its safety and efficacy have not been established by the FDA or any other health authority. All statements regarding the efficacy, safety, or intended use of cretostimogene are made in anticipation of potential FDA approval and are subject to receiving such approval. The final approved indications, usage, and safety information will be determined by the FDA-approved label. 1. NIH SEER secondary claims data analytics, and management assumptions

CG ONCOLOGY 17

CORE-008 Cohort CX

Phase 2 Cretostimogene in Combination for High-Risk (HR) BCG-Exposed & BCG-Unresponsive NMIBC (Cohort CX)

HR BCG-Exposed & BCG Unresponsive NMIBC	Cretostimogene + Gemcitabine 1:1 Randomized, Two Arm, Open-Label	**Primary Endpoint:** HG-EFS

Population

- Pathologically confirmed HR BCG-exposed and BCG-unresponsive NMIBC
  - Persistent or recurrent HG Ta or CIS at first evaluation after adequate BCG dose
  - HG recurrence outside of BCG-UR window within 24 months after last adequate BCG dose
  - HG recurrence within 24 months after last inadequate BCG dose

Study Design / Regimen

- Cohort CX (CIS-containing or HG Ta/T1)
  - Arm 1 = cretostimogene + gemcitabine (concurrent)
  - Arm 2 = cretostimogene + gemcitabine (sequential)
  - Standard weekly x 6 induction, reinduction and weekly x 3 maintenance until Year 3[1]

Additional Endpoints

- CR at any time
- CR at 12 months
- DoR
- PFS
- CFS

HR = high risk. HG = high grade. LG = low grade. DoR = duration of response. EFS = event free survival. RFS = recurrence free survival. PFS = progression free survival. CFS = cystectomy free survival.
Note: Patients undergo urine cytology and cystoscopy every 3 months for first 2 years
[1] Second induction course of weekly x 6 for non-responders at month 3. Maintenance course for complete responders weekly x 3 every 3 months in Year 1, and every 6 months in Year 2 and Year 3.

CG ONCOLOGY 18

CORE-008

Phase 2 Cretostimogene Monotherapy for High-Risk (HR) BCG-Naïve and BCG-Exposed NMIBC (Cohort A and B)

HR BCG-Naïve & BCG-Exposed (Actively Enrolling)	Cretostimogene Two Cohorts (A and B), Two Arms Each, Open-Label	**Primary Endpoint:** CR Rate; HG-EFS[2]

Population

- Cohort A
  - Pathologically confirmed HR BCG-naïve NMIBC
  - No prior treatment with BCG within past 24 months
- Cohort B
  - Pathologically confirmed HR BCG-exposed NMIBC
  - Recurrence within 24 months after last adequate BCG dose

Study Design / Regimen

- Cohort A (HR BCG-naïve NMIBC)
  - CIS ± HG Ta/T1 (n=~50)
  - HG Ta/T1 only (n=~75)
  - Standard weekly x 6 induction, reinduction and weekly x 3 maintenance until Year 3[1]
- Cohort B (HR BCG-exposed NMIBC)
  - CIS ± HG Ta/T1 (n=~75)
  - HG Ta/T1 only (n=~75)
  - Standard dosing as above[1]

Additional Endpoints

- Cohort A
  - DoR (in CIS)
  - EFS, LG-RFS, CFS
- Cohort B
  - DoR (in CIS)
  - EFS, LG-RFS, CFS

HR = high-risk. HG = high grade. LG = low grade. DoR = duration of response. EFS = event free survival. RFS = recurrence free survival. PFS = progression free survival. CFS = cystectomy free survival.
Note: Patients undergo urine cytology and cystoscopy every 3 months for first 2 years; mandatory, site-directed biopsy at month 12.
1. Second induction course of weekly x 6 for non-responders at month 3. Maintenance course for complete responders weekly x 3 every 3 months in Year 1, and every 6 months in Year 2 and Year 3.
2. CIS (CR Rate) and HG Ta/T1 (HG-EFS)

BCAN SUO CG ONCOLOGY 19

CORE-008
Cohort A

High Initial Response Rates from CORE-008 Cohort A

Overall Complete Response

83.7%

(95% CI, 70.33% - 92.7%)


Overall CR Rate (%)
100
75
50
25
0
CR
(n=41)

(n=49)[1]

CR Landmark Analysis	CR Rate, % (95% CI)
Original Administration[2] *(5-step)*	**79.2%** (57.8, 92.9) *19 out of 24 patients*
Optimized Administration[3] *(2-step)*	**88.0%** (68.8, 97.5)[1] *22 out of 25 patients*

- **0% Grade ≥ 3 TRAEs, SAEs or deaths**
- **No treatment related discontinuations**
- No patients required radical cystectomy
- No treatment-related progression to MIBC or mUC

Note: Efficacy data cutoff as of 01SEP2025. Efficacy analysis centrally confirmed. All patients have active disease at baseline prior to enrollment. A CR is defined as having a negative cystoscopy, a negative urine cytology, and a negative biopsy (as indicated). Analysis based on both landmark CR rate assessed in clinical trial and DoR by Kaplan-Meier estimate. [1] 49 patients were assessed for efficacy at the time of data cutoff. 4 re-induced patients are pending 6-month assessments. [2] Original administration included 5-step instillation with series of bladder saline washes followed by DDM and cretostimogene instillations. [3] Optimized administration streamlined the process to 2-steps inclusive of DDM followed by cretostimogene instillations.

CG ONCOLOGY

20

Optimized Administration

Advancing Cretostimogene to Optimized Administration

Original Process Five-Step	Optimized Process Two-Step
Step 1: Saline Wash	Step 1: DDM Dwell
Step 2: DDM Rinse	Step 2: Creto Dwell
Step 3: DDM Dwell	
Step 4: Saline Wash	
Step 5: Creto Dwell	

- Cohort A data demonstrates efficacy and safety supporting optimized administration
- Meaningful benefit to patients and sites (esp. high-volume centers) with ~20-minute time savings
- Administered via soft catheter by medical assistant, **a urologist or MD does not have to be involved in process**
- **Seamless transition** for BCG sites, seamless integration into established clinical workflows without re-training
- Closed System Drug Transfer Devices (CSTD) enables direct vial>syringe>bladder delivery
- All studies beyond BOND-003 Cohort C use optimized administration protocol

~25% Time Savings | 3 Steps Eliminated | Improved Benefit to Site & Patient

CG ONCOLOGY 21

Key Clinical Metrics Driving HCP Treatment Decisions in High-Risk BCG-unresponsive NMIBC* *Market Research across ~100 US HCPs (n=46 urologists, n=54 uro-oncologists), Survey was fielded Nov-Dec 2025 Chart represents percentages ranking as top 3 factors that drive treatment decisions

CG is Building a Capital-Efficient, High-Touch Approach in Anticipation of a Successful Launch Across a Concentrated Prescriber Network

Field Force

<75
field team

Commercial Team:
Key Account Managers
Health System Directors
Regional Business Directors
National Account Leads
Medical Science Liaisons

Targeting

Sites


Community
Academic
47%
53%

Leading urology center network represent >70% of the **market opportunity** by volume

Reaching

Prescribers

Physicians Treating NMIBC Patients

Top decile (~10 network urology centers) alone account for ~10% of national volume

Community (LUGPA, Independent) | **Academic** (Health Systems, Federal, Comprehensive Care)

CG ONCOLOGY 23

The Path to 150K+ Addressable Patients

Annualized WAC of approved therapies in HR NMIBC range from $200K to $690K



160000
140000
120000
100000
80000
60000
40000
20000
0
BOND-003 Cohorts C & P
25K
PIVOT-006
50K
CORE-008 Cohorts CX & B
50K
CORE-008 Cohort A
25K
150K+
HR BCG Unresponsive
IR
HR BCG Exposed
HR BCG Naïve

NMIBC = Non-muscle invasive bladder cancer; HR = high-risk; IR = Intermediate-risk
TAM derived from NIH SEER, secondary claims data analytics, and management assumptions

CG ONCOLOGY 24

Anticipated Milestones*

Catalyst Rich Calendar Through Potential First Approval and Launch Followed by Frontline Bladder Indication Expansion

Program	2025	2026*	2027*
High Risk (HR) NMIBC	☑ BOND-003 Cohort C Long-Term Durability Data	CORE-008 CX Topline Data (Creto + Gem)	CORE-008 CX Durability Data
	☑ BOND-003 Cohort P Topline Data	BOND-003 Cohort C Long-Term Data	CORE-008 Cohort A Durability Data
	☑ CORE-008 Cohort A Data*	BOND-003 Cohort P Durability Data	CORE-008 Cohort B Data
	☑ Initiation of cretostimogene BLA Submission (Regulatory)	CORE-008 Cohort A Durability Data	
		Completion of BLA Submission (1st Indication) (Regulatory)	
Intermediate Risk (IR) NMIBC	☑ PIVOT-006 Enrollment Completed	PIVOT-006 Topline Data	Completion of sBLA Submission (2nd Indication) (Regulatory)

Clinical / Regulatory

BCG-UR = BCG-unresponsive. HR = High-Risk
Note: Timing and achievement of milestone events are based on Company estimates and subject to risks and uncertainties. Actual results may be materially different than projected.

CG ONCOLOGY 25

www.CGOncology.com CONTACT US CG Oncology, Inc. 400 Spectrum Center Dr Suite #2040 Irvine, CA 92618 GENERAL INQUIRIES Information@cgoncology.com MEDIA MediaRelations@cgoncology.com

Executive Leadership Team

Deep Industry Experience with Track Record of Success in Drug Development and Commercialization



Arthur Kuan
Chairman & CEO

Business Insider's 30 People Under 40 Who Are Transforming Healthcare

2020 Forbes 30 Under 30 featured honoree in healthcare

Ally Bridge Group · DNV Capital · MOFFITT CANCER CENTER



Ambaw Bellete
President & COO

30+ Years in Biotech & Life Sciences with multiple BLA approvals & launch experience

Chairman of the Board for OncoSTING

Board member of Axiom Reach Foundation

FerGene · Pfizer · PHOTOCURE · SANOFI



Vijay Kasturi, M.D.
Chief Medical Officer

25+ Years as GU Medical Oncologist

Managed Launch Plan for BAVENCIO®

AVEO ONCOLOGY · FerGene · EMD SERONO · NIH NATIONAL CANCER INSTITUTE



Swapnil Bhargava, Ph.D.
Chief Technical Officer

Supported multiple INDs, BLAs, and modalities to the clinic and market

(TIVDAK®, PADCEV®, and ADCETRIS®)

AbCellera · Seagen · AMGEN · novozymes



Joshua Patterson, Esq.
General Counsel & CCO

25 Years as In-House Counsel in Biopharmaceutical Industry

Over $2.25B in transaction experience

gamida cell · AKCEA THERAPEUTICS · IONIS · AMYLIN PHARMACEUTICALS

CG ONCOLOGY 27

Our Vision We see a world where urologic cancer patients can benefit from our innovative immunotherapies to live with dignity and have an enhanced quality of life. Our Mission We are focused on developing bladder-sparing therapeutics for patients afflicted with bladder cancer. Attacking Bladder Cancer for a Better Tomorrow™